    As filed with the Securities and Exchange Commission on March 29, 2005.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       KBL HEALTHCARE ACQUISITION CORP. II
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             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                 20-1994619
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

     645 MADISON AVENUE, 14TH FLOOR
           NEW YORK, NEW YORK                              10022
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the registration    If this form relates to the
of a class of securities pursuant to        registration of a class of
Section 12(b) of the Exchange Act and is    securities pursuant to Section 12(g)
effective pursuant to General               of the Exchange Act and is effective
Instruction A.(c), please check the         pursuant to General Instruction
following box. [ ]                          A.(d), please check the following
                                            box. [x]

Securities Act registration statement file number to which
this form relates:                                         333-122988
                                                  ------------------------------
                                                         (If applicable)

Securities to be registered pursuant to
Section 12(b) of the Act:                         ------------------------------

           Title of Each Class                    Name of Each Exchange on Which
-----------------------------------------         ------------------------------
             to be Registered                     Each Class is to be Registered

Securities to be registered pursuant to Section 12(g) of the Act:

                                      UNITS
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                                (Title of Class)

                         COMMON STOCK, $.0001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK PURCHASE WARRANTS
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                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading
         "Description of Securities" in the registration statement to which this
         Form 8-A relates (File No. 333-122988). This information is incorporated herein by reference.

ITEM 2.  INDEX TO EXHIBITS.

*3.1     Amended and Restated Certificate of Incorporation
*3.2     By-Laws
*4.1     Specimen Unit Certificate
*4.2     Specimen Common Stock Certificate
*4.3     Specimen Warrant Certificate
*4.4     Form of Unit Purchase Option to be granted to Representative
*4.5     Form of Warrant Agreement between Continental Stock Transfer and Trust
         Company and the Registrant

     *   Incorporated by reference from the Company's Registration Statement on
         Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on February 25, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            KBL HEALTHCARE ACQUISITION CORP. II

Date:  March 29, 2005                       By: /s/ Marlene Krauss
                                                ----------------------------
                                                 Marlene Krauss, M.D.
                                                 Chief Executive Officer

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